UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 26, 2012

Medallion Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	814-00188	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 38th Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 328-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on June 13, 2012 with the Securities and Exchange Commission (the “Original 8-K”) by Medallion Financial Corp. (the “Company”) solely for the purpose of disclosing the decision of the Company with respect to the frequency of conducting future advisory votes to approve executive compensation. This Form 8-K/A does not amend or modify the Original 8-K in any other respect.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(d) At the annual meeting of stockholders of the Company (the “Annual Meeting”) held on June 8, 2012, the Company’s stockholders voted to approve, on a non-binding advisory basis, conducting future advisory votes to approve executive compensation on an annual basis. In light of these results, the Company’s Board of Directors has determined to conduct future advisory votes to approve executive compensation on an annual basis until the next required advisory vote on the frequency of conducting future advisory votes to approve executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall

	Name:	Larry D. Hall
	Title:	Chief Financial Officer

Date: July 27, 2012

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